UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (301) 215-8300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Definitive Material Agreement
On April 27, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of CoStar Group, Inc. (the “Company”) approved the following actions with respect to the compensation of the Company’s current executive officers:

						2006 Bonus Criteria (4)
			2005	Shares of		Corporate/		Individual/Team
		2006 Base	Bonus	Restricted	Bonus	Financial		Performance
Name	Title	Salary (1)	Amount	Stock (2)	Range (3)	Goals		Goals
Andrew C. Florance	President & Chief Executive Officer	$405,363	$272,473	12,625	0-100%	75%		25%
Frank A. Carchedi	Chief Financial Officer & Treasurer	$226,455	$141,855	3,443	50-80%	60%		40%
Christopher Tully (5)	Sr. Vice President Sales & Customer Service	$238,680	$64,260	2,967	0-35%	0	%(5)	100%
Craig Farrington	Vice President Research	$178,432	$93,291	1,952	0-75%	40%		60%

(1)	All salary increases will be effective as of April 1, 2006.

(2)	The shares of restricted stock were granted to the executives under the Company’s 1998 Stock Incentive Plan, as amended. The shares vest over a four-year period, one-fourth on each of April 27, 2007, April 27, 2008, April 27, 2009 and April 27, 2010. A form of restricted stock agreement has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and is incorporated by reference herein.

(3)	The bonus range represents a percentage of the executive’s base salary.

(4)	The table sets forth the break down for each executive officer of the percentage of such officer’s bonus that is based on achievement of corporate/financial goals and the percentage of such officer’s bonus that is based on achievement of individual/team performance goals. The criteria that the Committee uses to determine bonuses include, without limitation, the level of achievement of goals based on the following criteria: Company revenues, Company earnings, research, data quality, new and enhanced products, software development, management, customer service, accounts receivable, human resources, investor relations, financial reporting and sales. The criteria differ for each of the executive officers.

(5)	Mr. Tully also has the ability to earn monthly commissions based on the Company’s monthly net new revenue amounts.
The Company has provided additional information regarding executive compensation in its proxy statement for the Company’s 2006 Annual Meeting of Stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

Date: May 3, 2006	By:	/s/ Frank A. Carchedi

	Name:	Frank A. Carchedi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit 10.1	2006 Summary Sheet regarding Compensation for Executive Officers (filed herewith).